Strategic Income Fund

[various photos demonstrating service and guidance, professional management and goals]

For Current Income

service and guidance

professional management

  1998
Annual
Report

goals


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
    Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
    Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, closed-end funds and offer retirement plan services for individuals and businesses.
    Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, which manages more than $130 billion in assets.

[photo of keyboard]

[photo of illustration from Current Income Brochure]

Strategic Income
Fund Objective

To provide investors with high current income and total return.

Table of Contents

LETTER TO SHAREHOLDERS               Page 1
PORTFOLIO MANAGERS' REVIEW           Page 3
PERFORMANCE SUMMARY                  Page 7
STATEMENT OF NET ASSETS              Page 8
FINANCIAL HIGHLIGHTS                 Page 13

current
income

tradition

August 5, 1998


                                                                     for current
                                                                        income
                                                                          1

Dear Shareholder:

WE ARE PLEASED TO PRESENT THE 1998 annual report of Strategic Income Fund. Strategic Income Fund attempts to provide high current income and total return by investing in three distinct bond sectors: U.S. government and investment grade corporate bonds, high-yield, higher risk U.S. corporate bonds and foreign bonds.
    Strategic Income Fund provided a total return of +6.23% (For Class A shares at net asset value with distributions reinvested) for the 12 months ended July 31, 1998. This exceeded the average return of funds with similar investment objectives as shown below. The Fund did not perform as well as its benchmark, the Lehman Brothers Aggregate Bond Index. This index, however, is composed entirely of domestic bond funds, so its return does not reflect volatility in foreign bond prices caused by economic conditions in the Pacific Rim.
    Despite vigorous U.S. economic expansion since the summer of 1997, inflation remained in check, allowing the Federal Reserve Board to hold the line on interest rates at 5.5%. Low unemployment and attractive interest rates resulted in brisk consumer spending. This helped sustain economic growth as demand for U.S. products and services waned in Asian markets.
    The ongoing momentum of the American economy during the fiscal period helped fuel solid performance for the domestic bond position of Strategic
Income Fund. Domestic bond prices surged, particularly in the high-yield sector. Companies issued bonds at a record pace to meet investor demand for high income potential.
    The strength of the U.S. dollar drew large numbers of foreign investors to U.S. Treasuries. A strong dollar made U.S. debt attractive to foreigners, who were able to increase their income

DOMESTIC BOND PRICES SURGED, PARTICULARLY IN THE HIGH-YIELD SECTOR. COMPANIES ISSUED BONDS AT A RECORD PACE TO MEET INVESTOR DEMAND FOR HIGH INCOME POTENTIAL.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------
                                                          12 Months Ended
                                                           July 31, 1998
--------------------------------------------------------------------------------
Strategic Income Fund A Class                                  +6.23%
Lipper Multi-Sector Fund Average (99 Funds)                    +5.53%
Lehman Brothers Aggregate Bond Index                           +7.87%
--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all distributions. Complete Fund performance for all classes can be found on page 7.
Past performance is not a guarantee of future results.

for current
  income
    2

from these investments by exchanging them into home currencies. As a result, U.S. debt held by foreign investors rose to a record high of $1.25 trillion as of May 1998. While these conditions benefited Strategic Income Fund's domestic bond portfolio, they limited the returns produced by your Fund's foreign debt investments.
    Over the past year, Strategic Income Fund has been underweighted in bonds issued by Asian governments and corporations. However, decreasing demand for imports from the slumping Asian nations and the instability of currencies in South Africa, New Zealand and Australia led to disappointing performance for Strategic Income Fund's foreign bond portfolio. We view the current downturn as temporary and believe that these markets, while subject to short-term volatility, can offer attractive long-term income.
    On the pages that follow, your Fund's portfolio management team, Paul A. Matlack and Paul Grillo in Philadelphia and Ian G. Sims in London, discuss Strategic Income Fund's positioning and performance for fiscal 1998 and provide their outlook for the U.S. and foreign bond markets for the coming year.

Sincerely,

/s/ Wayne A. Stork
-------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
---------------------
Jeffrey J. Nick
President and Chief Executive Officer



PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
July 31, 1998
--------------------------------------------------------------------------------
Average Quality                                                   Baa(domestic)/
                                                                    AA-(foreign)
Average Effective Duration                                            4.4 years
Average Effective Maturity                                            7.1 years
Current 30-Day SEC Yield                                               7.65%*
Number of Issues                                                        145
--------------------------------------------------------------------------------
* For A Class shares measured according to Securities and Exchange Commission guidelines. Thirty-day SEC yield for B and C Classes was 7.26% as of July 31, 1998. Institutional Class yield was 8.31%.


U.S. High-Yield Bonds                                 43.7%
Cash                                                   7.8%
Equities                                               3.0%
Foreign Bonds                                         24.1%
U.S. Investment Grade Corporate Bonds                  6.0%
Domestic Government Bonds                             15.4%
                                                                     for current
                                                                        income
                                                                          3

Portfolio Managers' Review

INVESTMENT STRATEGY
STRATEGIC INCOME FUND IS A MULTI-SECTOR fund portfolio that seeks high current income and total return by investing primarily in:
o   High-yield U.S. corporate bonds;
o   Investment grade foreign government and corporate bonds; and
o   Investment grade U.S. government and corporate bonds.
    The Fund's investment guidelines allow us to allocate between 20% and 60% of net assets in any one sector. We may also invest up to 10% of net assets in U.S. stocks to generate higher total return. Our allocations are based on detailed analysis of global economic and political trends. We consider interest rates and the effect they may have on income potential. We look at how economic conditions may affect bond default rates.
    The difference in yield offered by long- and short-term investment grade bonds narrowed substantially over the last 12 months, reducing the benefit of locking in extended maturities. For this reason, we kept the average effective maturity at around 7 to 8 years. The Fund may attempt to earn higher potential income by extending the duration should long-term yields improve in the future.

HIGH-YIELD U.S. BONDS
During the past 12 months, few investments offered the income-producing power and total return potential of U.S. high-yield, higher risk corporate bonds. Demand from income-oriented investors was huge, and this sector provided an opportunity to earn higher than average income. Contributing to the strong performance of high-yield bonds were:
o Attractive yields - With bond prices on the rise, yields have declined. High-yield bonds offered as much as 300 basis points (3%) more yield than other fixed-income investments.
o Attractive credit quality - During the 1990s average credit quality has improved from B- to BB-. Default rates remain less than the long-term historical average of 3%.
    With nearly 50% of net assets allocated to this sector, your Fund was positioned to take advantage of price gains that resulted from increased demand.
    Income is our primary consideration in selecting bonds for the high-yield sector of Strategic Income Fund. However, the Fund also considered capital preservation and liquidity by focusing on bonds:
o   With at least a B rating
o   With at least $100 million in issuance outstanding
o   Offered by U.S. corporations with strong management.
    We anticipate a record number of new issues to come to market during the remainder of calendar 1998. Investor demand, however, is likely to remain strong, in our view.



DURING THE PAST 12 MONTHS, FEW INVESTMENTS OFFERED THE INCOME-PRODUCING POWER AND TOTAL RETURN POTENTIAL OF U.S. HIGH-YIELD CORPORATE BONDS.

overview

(photo of family on beach)
for current
  income
    4

FOREIGN BONDS
In selecting foreign bonds for Strategic Income Fund's portfolio, we look for quality bonds, rated "A" or better by Standard and Poor's, that deliver high current income and have an average effective maturity of five to 10 years. We select intermediate-term bonds to take advantage of their relatively high yields and we attempt to minimize the risk of long-term exposure to inflation. Of course, foreign investments have special risks including less stable governments and economies, and currency fluctuations.
    The economic recession in Asian markets continued to worsen during fiscal 1998, adding volatility to international bond investing. Decreasing demand for exports from Asian economies led to global supply gluts and falling prices for consumer goods and raw materials. Strategic Income Fund had minimal exposure to Pacific Rim countries. However, weakening Asian currencies led to disappointing total returns.
    One nation hit hard by currency devaluation was South Africa, where bonds offered exceptional yields. South Africa represented Strategic Income Fund's largest country allocation outside of the U.S. and this worked well for most of fiscal 1998. However, during the last three months, South African bond prices suffered from a 20% devaluation of the rand. We view this situation as a short-term development, and we believe the South African economy remains fundamentally sound.
    In Europe, bond performance was more impressive, as governments reformed their fiscal policies to qualify for membership in the European Monetary
Union. Bonds in EMU member states benefited from the expectation of growth from a consolidated European economy. Over the last 12 months, EMU convergence has led bonds from Italy, Spain and Sweden to outperform bonds in the larger economies of Germany and France.
    Bond issues from the United Kingdom provided superior income and total return during the past year. Although not an EMU country, U.K. bonds were aided by the relative strength of the British pound. We expect to reduce our bond holdings in the U.K. during the coming year, however, and reallocate assets to nations offering superior income potential.
    Another country whose bonds performed well during the year was Greece.

INTEREST INCOME - THE PRIMARY COMPONENT
OF TOTAL RETURN FROM HIGH-YIELD BONDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS - FIVE YEARS ENDED 7/31/98

                                     Merrill Lynch                      Ten Year
                               High-Yield Bond Index                  Treasuries
--------------------------------------------------------------------------------
Total Return                          +10.65%                            +7.57%
Income Return                          +9.38%                            +7.55%
Capital Return                         +1.27%                            +0.87%
--------------------------------------------------------------------------------

Source: Merrill Lynch. Past performance is not a guarantee of future results. Unlike U.S. Treasuries, high-yield bonds are not guaranteed as to the timely payment of interest and repayment of principal. The performance figures given above are not intended to reflect the past or future performance of any mutual fund offered by Delaware Investments. There is no guarantee that Strategic Income Fund's performance will match that of any index.

                                                                     for current
                                                                        income
                                                                          5

[photo of globes]

Intermediate-term bonds in Greece offered exceptional yield and strong total return. Although Greece was denied membership in the EMU, bond performance benefited from improved fiscal policies adopted for EMU compliance.

INVESTMENT GRADE U.S. BONDS
Vigorous economic growth, low inflation and a strong U.S. dollar led to brisk sales of high quality corporate bonds during fiscal 1998. Volatility in the stock market and Asia also contributed to higher bond prices as "flight to quality" investors favored the relative safety of high-quality fixed income securities. Price gains in the bond market, however, resulted in falling yields and made it difficult for Strategic Income Fund to locate income opportunities.
    Strategic Income Fund focused on mortgage-backed securities, which offered some of the highest potential yields within the U.S. investment grade sector. The balance of the Fund's domestic investment grade portfolio was allocated to U.S. Treasury bonds and high-quality corporate bonds.


    Prices for mortgage-related securities are particularly sensitive to falling interest rates. As borrowing costs drop, property owners often attempt to reduce their monthly payments by refinancing their mortgages. Proceeds from mortgage prepayments must then be reinvested into new securities at potentially lower interest rates. Low interest rates led to investor concern about increasing prepayments, resulting in weaker prices for mortgage-related securities during fiscal 1998.
    Strategic Income Fund attempted to reduce the risk of mortgage prepayments by focusing on commercial mortgage-backed securities. Nearly 11% of the Fund was invested in commercial mortgages, which, unlike residential mortgages, carry penalties for prepayment, and are less likely to be refinanced. The commercial mortgage-backed securities in the Fund are high quality bonds, rated A or better by Standard and Poor's.


OVER THE LAST 12 MONTHS, EMU CONVERGENCE HAS LED BONDS FROM ITALY, SPAIN, AND SWEDEN TO OUTPERFORM BONDS IN THE LARGER ECONOMIES OF GERMANY AND FRANCE.

foreign
bonds

WE SEARCH THE WORLD FOR BONDS WITH
HIGH INCOME POTENTIAL AND RELATIVE STABILITY

                            Yield                         Yield                         Yield                      Yield
                           7/31/98                       7/31/98                       7/31/98                    7/31/98
Bonds              Greek Government Bonds      South African Government Bonds      U.S. Treasuries     New Zealand Government Bonds
3 mo                        12.26%                       21.10%                          5.08%                     7.12%
6 mo                        12.07%                       19.75%                          5.20%                     7.32%
1 yr                        11.53%                       19.75%                          5.37%
2 yr                        10.58%                       17.07%                          5.48%                     6.80%
3 yr                         9.58%                                                       5.46%                     6.65%
4 yr                         9.08%                                                                                 6.56%
5 yr                         8.59%                       16.52%                          5.50%
6 yr                         8.30%                                                                                 6.39%
7 yr                         8.06%                       15.73%
8 yr
9 yr                         7.67%                                                                                 6.24%
10 yr                        7.51%                       15.80%                          5.50%                     6.15%
15 yr                        7.36%                       15.55%
20 yr                                                    15.49%
30 yr                                                    15.40%                          5.71%


The above illustration is not intended to represent the yield of Strategic Income Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. Government.
Source: Bloomberg Business News.

for current
  income
    6

    Another 9% of the Fund was invested in discount mortgages. Discount mortgages help reduce the risk of prepayment because they have interest rates that are lower than current rates, and offer no incentive for property owners to refinance.
    A strong U.S. dollar and a reduction in the federal budget deficit resulted in a tightening supply of 5-, 10- and 30-year U.S. Treasury bonds. Strategic Income Fund took advantage of strong investor demand for Treasuries by lending U.S. Treasuries in the Fund's portfolio to institutional investors
- at a premium. This strategy allowed the Fund to generate an additional 75-100 basis points of yield on a bond during the loan period, while still taking full advantage of any price appreciation.

MARKET OUTLOOK
In the coming year, we believe selected high-yield and investment grade bonds are likely to provide solid results. Disappointing second-quarter U.S. corporate earnings have some investors concerned that stock prices may be higher than justified. We anticipate more investors may reallocate assets to fixed-income investments.
    Current economic conditions have created an environment that should promote strength in the high-yield sector. Tame inflation and low interest rates have left few alternatives for investors with an income objective.
    After growing at a rate of nearly 5.5% during the first quarter of 1998, economic growth in the U.S slowed dramatically during the second quarter to just 1.4%. We view the recent cooling of the economy as a short-term and potentially positive development for bond funds. A slowing economy should help reduce the risk of inflation and lead to higher bond prices.
    The foreign bond market experienced volatility and disappointing total returns, as the financial crises in Asia and Russia began to impact the rest of the world. We anticipate improved performance from our foreign bond portfolio in the coming year as currencies stabilize. The EMU should continue to benefit European bonds, particularly in Italy, Sweden and Spain, and produce attractive opportunities for total return in the coming year.
    We believe Strategic Income Fund, by investing in several bond market sectors, is positioned to anticipate and respond to developments in the domestic and international bond markets. In the coming year, we believe the flexibility of the Fund will allow us to reduce our exposure to unproductive markets and allocate more of the Fund's assets to the sectors we expect to produce high current income and attractive total return for our shareholders.

u.s. bonds

PAUL A. MATLACK
Delaware Management Company
U.S. High Yield Bonds

PAUL GRILLO
Delaware Management Company
U.S. Investment Grade Bonds

IAN SIMS
Delaware International Advisers Ltd.
Foreign Bonds


August 12, 1998

(photo of family on beach)
                                                                     for current
                                                                        income
                                                                          7


Performance Summary

STRATEGIC INCOME FUND'S LIFETIME PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
OCTOBER 1, 1996 TO JULY 31, 1998

                      Strategic Income                Lehman Brothers Aggregate
                        Fund A Class                         Bond Index
Oct.  1, 1996             $ 9,532                             $10,000
Oct. 31, 1996             $ 9,636                             $10,000
Jan. 31, 1997             $ 9,897                             $10,108
Apr. 30, 1997             $ 9,950                             $10,171
July 31, 1997             $10,476                             $10,670
Oct. 31, 1997             $10,734                             $10,892
Jan. 31, 1998             $10,927                             $11,191
Apr. 30, 1998             $11,122                             $11,272
July 31, 1998             $11,102                             $11,507

Chart assumes $10,000 invested on October 1, 1996, a 4.75% maximum front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses.

STRATEGIC INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JULY, 31, 1998
                                            Lifetime       One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
    Excluding Sales Charge                   +8.93%         +6.23%
    Including Sales Charge                   +6.12%         +1.25%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
    Excluding Sales Charge                   +8.11%         +5.32%
    Including Sales Charge                   +6.06%         +1.48%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
    Excluding Sales Charge                   +8.11%         +5.31%
    Including Sales Charge                   +8.11%         +4.35%

Strategic Income Fund invests a portion of its portfolio in high-yield bonds, which involves greater risks than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

A voluntary expense limitation has been in effect since inception.
Performance would have been lower if the expense limitation was not in effect.

Class A shares have a maximum 4.75% front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods as of July 31, 1998, for Strategic Income Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts were +9.14% and +6.36% respectively.

8 for current income

Financial Statements

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS
JULY 31, 1998
--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
CORPORATE BONDS - 46.05%
AUTOMOBILES & AUTOMOTIVE PARTS - 1.22%
Stanadyne Automotive
    sr sub notes 10.25% 12/15/07 ............          $500,000       $  518,125
                                                                      ----------
                                                                         518,125
                                                                      ----------
BANKING, FINANCE & INSURANCE - 2.43%
Credit Foncier de France
    sr sub notes 8.00% 01/14/02 .............           200,000          211,500
Olympic Financial Units 11.50% 03/15/07 .....           350,000          350,875
Southern Investments United Kingdom
    sr notes 6.375% 11/15/01 ................           200,000          201,000
Summit Bancorp sub notes 8.625% 12/10/02 ....           100,000          108,875
U.S. Bancorp sub notes 8.125% 05/15/02 ......           150,000          159,938
                                                                      ----------
                                                                       1,032,188
                                                                      ----------
BUILDING & MATERIALS - 0.49%
American Builders and Contractors
    sr sub notes 10.625% 05/15/07 ...........           200,000          207,250
                                                                      ----------
                                                                         207,250
                                                                      ----------
CABLE, MEDIA, & PUBLISHING - 1.12%
American Banknote
    sr sub notes 11.25% 12/01/07 ............           300,000          304,500
Turner Broadcasting 8.375% 07/01/13 .........           150,000          171,938
                                                                      ----------
                                                                         476,438
                                                                      ----------
CHEMICALS - 1.57%
Octel Developments sr notes 10.00% 05/01/06 .           650,000          669,500
                                                                      ----------
                                                                         669,500
                                                                      ----------
CONSUMER PRODUCTS - 2.84%
AAI. Fostergrant sr notes 10.75% 07/15/06 ...           475,000          479,750
Drypers sr notes 10.25% 06/15/07 ............           350,000          364,875
Precise Technology
    sr sub notes 11.125% 06/15/07 ...........           350,000          361,375
                                                                      ----------
                                                                       1,206,000
                                                                      ----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 0.02%
American Radio Systems 11.375% 01/15/09 .....             6,000            6,953
                                                                      ----------
                                                                           6,953
                                                                      ----------
ENERGY - 3.68%
First Wave Marine sr notes 11.00% 02/01/08 ..           350,000          373,625
Panaco sr notes 10.625% 10/01/04 ............           750,000          752,813
Transamerican Energy
    sr notes 11.50% 06/15/02 ................           475,000          437,000
                                                                      ----------
                                                                       1,563,438
                                                                      ----------
FOOD, BEVERAGE & TOBACCO - 3.67%
Big V Supermarkets
    sr sub notes 11.00% 02/15/04 ............           350,000          369,250
CFP Holdings sr notes 11.625% 01/15/04 ......           175,000          164,500

--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO (CONTINUED)
Community Distributors sr notes 10.25% 10/15/04        $400,000         $414,000
DiGiorgio sr notes 10.00% 06/15/07 ..........           350,000          350,875
Fleming sr sub notes 10.50% 12/01/04 ........           250,000          261,875
                                                                       ---------
                                                                       1,560,500
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS - 0.30%
Cardinal Health notes 6.00% 01/15/06 ........           130,000          127,400
                                                                       ---------
                                                                         127,400
                                                                       ---------
INDUSTRIAL MACHINERY - 2.72%
Alliance Laundry Systems
    sr sub notes 9.625% 05/01/08 ............           500,000          510,000
Anthony Crane Rentals
    10.375% 08/01/08 ........................           400,000          402,000
Embotelladora Andina
    notes 7.00% 10/01/07 ....................           100,000           94,250
U.S. Filter 6.375% 05/15/01 .................           150,000          150,188
                                                                       ---------
                                                                       1,156,438
                                                                       ---------
LEISURE, LODGING & ENTERTAINMENT - 2.61%
American General Institute
    Cap A 7.57% 12/01/45 ....................           100,000          105,625
Silver Cinemas
    sr sub notes 10.50% 04/15/05 ............           500,000          512,500
Trump Atlantic City
    1st mtg notes 11.25% 05/01/06 ...........           100,000           98,625
Trump Atlantic City Association Funding
    11.25% 05/01/06 .........................           400,000          394,000
                                                                       ---------
                                                                       1,110,750
                                                                       ---------
METALS & MINING - 5.27%
Anker Coal Group sr notes 9.75% 10/01/07 ....           100,000           92,250
Doe Run Resources sr notes 11.25% 03/15/05 ..           500,000          516,875
JTM Industries 10.00% 04/15/08 ..............           550,000          561,000
Metallurg sr notes 11.00% 12/01/07 ..........           350,000          369,688
Schuff Steel sr notes 10.50% 06/01/08 .......           700,000          701,750
                                                                       ---------
                                                                       2,241,563
                                                                       ---------
PACKAGING & CONTAINERS - 1.21%
Portola Packaging sr notes 10.75% 10/01/05 ..           150,000          157,875
Riverwood International
    sr sub notes 10.875% 04/01/08 ...........           350,000          357,875
                                                                       ---------
                                                                         515,750
                                                                       ---------
RETAIL - 4.88%
Advance Stores sr sub notes 10.25% 04/15/08..           500,000          523,750
Frank's Nursery and Crafts
    sr sub notes 10.25% 03/01/08 ............           500,000          516,250
US Office Products sr sub notes 9.75% 06/15/08          500,000          503,750
                                                            for current income 9

--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Wilsons The Leather Expert
    sr notes 11.25% 08/15/04 ................          $500,000       $  530,000
                                                                      ----------
                                                                       2,073,750
                                                                      ----------
TELECOMMUNICATIONS - 0.72%
MCI Communications notes 6.125% 04/15/02 ....           200,000          199,500
Metrocall sr sub notes 10.375% 10/01/07 .....           100,000          105,500
                                                                      ----------
                                                                         305,000
                                                                      ----------
TEXTILES, APPAREL & FURNITURE - 2.15%
Anvil Knitwear sr notes 10.875% 03/15/07 ....           150,000          155,438
Ntex sr notes 11.50% 06/01/06 ...............           500,000          498,750
Scovill Fasteners sr notes 11.25% 11/30/07 ..           250,000          261,250
                                                                      ----------
                                                                         915,438
                                                                      ----------
TRANSPORTATION & SHIPPING - 1.73%
Continental Airlines
    pass thru certificates 6.80% 01/02/09 ...           125,000          126,875
Federal Express
    pass thru certificates 7.65% 01/15/14 ...            98,538          103,834
MC Shipping sr notes 11.25% 03/01/08 ........           500,000          506,250
                                                                      ----------
                                                                         736,959
                                                                      ----------
MISCELLANEOUS - 7.42%
ATC Group Services 12.00% 01/15/08 ..........           500,000          470,000
Derby Cycle/Lyon Cycle
    sr notes 10.00% 05/15/08 ................           500,000          503,750
EV International 11.00% 03/15/07 ............           500,000          471,875
Highwaymaster Communications
    sr notes 13.75% 09/15/05 ................           125,000           81,250
MSX International
    sr sub notes 11.375% 01/15/08 ...........           500,000          520,000
Norton McNaughton sr notes 12.50% 06/01/05 ..           750,000          753,750
Sony unsec notes 6.125% 03/04/03 ............           100,000          100,500
Spinnaker Industries sr notes 10.75% 10/15/06           250,000          255,000
                                                                      ----------
                                                                       3,156,125
                                                                      ----------
Total Corporate Bonds (cost of $19,492,483)..                         19,579,565
                                                                      ----------

FOREIGN BONDS - 24.06%
AUSTRALIA - 2.43%
Australian Government 13.00% 07/15/00 .......     A$    200,000          138,845
Bank of Austria 10.875% 11/17/04 ............           150,000          112,725
Commerzbank 10.50% 01/19/00 .................           200,000          129,392
Queensland Treasury Global 8.00% 08/14/01 ...         1,000,000          651,134
                                                                      ----------
                                                                       1,032,096
                                                                      ----------
CANADA - 2.28%
Electric Power Development 10.375% 09/27/01 .     C$    200,000          149,446
General Electric Capital of Canada
    7.125% 02/12/04 .........................            80,000           56,274
Government of Canada 10.25% 03/15/14 ........           550,000          542,621
InterAmerica Development Bank Notes
    7.25% 11/03/03 ..........................           100,000           70,590
Kansai International Airport 8.00% 07/02/03 .            80,000           57,629
Kingdom of Norway 8.375% 01/27/03 ...........           130,000           94,615
                                                                      ----------
                                                                         971,175
                                                                      ----------

--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
FOREIGN BONDS (Continued)
GREECE - 2.41%
European Investment Bank 17.50% 03/08/99 ....   Grd  30,000,000         $105,217
Ford Credit Europe 9.45% 03/01/00 ...........       120,000,000          401,840
Hellenic Republic 11.00% 11/26/99 ...........       120,000,000          409,552
International Finance 15.25% 05/11/99 .......        30,000,000          106,168
                                                                      ----------
                                                                       1,022,777
                                                                      ----------
ITALY - 2.12%
European Investment Bank 12.75% 02/15/00 ....   Itl 300,000,000          191,587
Italian Government 9.50% 02/01/01 ...........       500,000,000          318,819
Italian Government 12.00% 01/01/03 ..........       530,000,000          390,503
                                                                      ----------
                                                                         900,909
                                                                      ----------
MEXICO - 1.01%
+Mexican Cetes Government 10/22/98 ..........   Mxp     400,000          427,475
                                                                      ----------
                                                                         427,475
                                                                      ----------

NEW ZEALAND - 4.08%
New Zealand Government 6.50% 02/15/00 .......   Nz$     400,000          203,080
New Zealand Government 8.00% 02/15/01 .......           350,000          183,927
New Zealand Government 8.00% 04/15/04 .......           700,000          383,570
New Zealand Government 8.00% 11/15/06 .......         1,700,000          964,317
                                                                      ----------
                                                                       1,734,894
                                                                      ----------
POLAND - 0.70%
International Bank of Reconstruction &
    Development 19.50% 06/17/99 .............   Plz   1,000,000          296,747
                                                                      ----------
                                                                         296,747
                                                                      ----------
SOUTH AFRICA - 4.60%
Electric Supply Communication 11.00% 6/01/08    Sa    4,500,000          559,045
Republic of South Africa 12.50% 01/15/02 ....         6,650,000          975,654
Republic of South Africa 13.00% 08/31/10 ....         3,000,000          421,996
                                                                      ----------
                                                                       1,956,695
                                                                      ----------
SWEDEN - 2.96%
Swedish Government 8.00% 08/15/07 ...........   Sk    1,000,000          154,358
Swedish Government 10.25% 05/05/00 ..........         1,800,000          248,814
Swedish Government 10.25% 05/05/03 ..........         5,500,000          857,067
                                                                      ----------
                                                                       1,260,239
                                                                      ----------
UNITED KINGDOM - 1.47%
Anglian Water 12.00% 01/07/14 ...............   Gbp      60,000          149,382
Blue Circle 10.75% 11/29/13 .................            40,000           89,596
Glaxo Wellcome 8.75% 12/01/05 ...............            60,000          109,987
John Lewis 10.50% 01/23/14 ..................            40,000           89,923
Nippon Telegraph & Telephone
    10.875% 05/10/01 ........................            30,000           53,158
Pearson 10.50% 06/13/08 .....................            40,000           81,073
Thames Water Utilities 10.50% 11/21/01 ......            30,000           53,403
                                                                      ----------
                                                                         626,522
                                                                      ----------
Total Foreign Bonds (cost of $11,624,956) ...                         10,229,529
                                                                      ----------

AGENCY MORTGAGE-BACKED SECURITIES - 4.32%
Federal Home Loan Mortgage Corporation
    6.00% 11/01/26 ..........................           $55,543           54,571
Federal Home Loan Mortgage Corporation
    6.50% 01/25/15 ..........................            50,000           50,453

10 for current income

--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
AGENCY MORTGAGE-BACKED
    SECURITIES (CONTINUED)

Federal National Mortgage Association
    6.50% 07/30/24 ..........................          $150,000         $151,102
Federal National Mortgage Association
    6.50% 06/01/28 ..........................           779,560          776,393
Federal National Mortgage Association
    7.00% 01/01/13 ..........................           142,142          144,940
Federal National Mortgage Association
    7.00% 07/01/28 ..........................           250,000          253,750
Federal National Mortgage Association
    7.50% 03/01/28 ..........................           199,519          205,069
Government National Mortgage Association
    7.00% 12/15/27 ..........................            98,613          100,308
Government National Mortgage Association
    9.50% 09/15/17 ..........................            45,940           50,032
Government National Mortgage Association
    10.00% 07/15/17 .........................            45,775           50,711
                                                                       ---------
Total Agency Mortgage-Backed Securities
    (cost of $1,828,201) ....................                          1,837,329
                                                                       ---------
ASSET-BACKED SECURITIES - 3.57%
CIT Group Securitization  -
    Series 95-2 A2 6.00% 05/15/26 ...........            62,848           62,874
CIT RV Trust 1998-A A5 6.12% 07/15/14 .......           200,000          200,719
Chase Manhattan RV Owner Trust  -
    Series 1997-A A9 6.32% 12/15/08 .........            40,000           40,402
Countrywide Home Equity Loan  -
    Series 97-1 A4 6.95% 05/25/21 ...........           150,000          152,093
EQCC Home Equity Loan Trust  -
    Series 1998-2 Class A3f 6.23% 03/15/13 ..           150,000          150,281
First Plus Home Loan Trust 6.27% 05/10/13 ...           100,000           99,438
First Union Residential Securitization
    Trust - Series 96-2 A2 6.46% 09/25/11 ...           140,000          140,058
MetLife Capital Equipment Loan Trust  -
    Series 97-AA 6.85% 05/20/08 .............           255,000          262,178
NationsCredit Grantor Trust  -
    Series 97-2 A1 6.35% 04/15/14 ...........            79,334           80,005
Oakwood Mortgage Investors  -
    Series 97C A3 6.65% 11/15/27 ............            75,000           76,156
The Money Store Home Equity Trust  -
    Series 97-AA9 7.235% 04/15/27 ...........           100,000          102,508
World Omni Automobile Lease Securitization  -
    Series 97-B 6.20% 11/25/03 ..............           150,000          150,796
                                                                       ---------
Total Asset-Backed Securities
    (cost of $1,503,404) ....................                          1,517,508
                                                                       ---------

COLLATERALIZED MORTGAGE
    OBLIGATIONS - 5.15%
Asset Securitization
    Series 96-D2 A1 6.92% 02/14/29 ..........           191,479          198,000
    Series 96-D3 A1B 7.21% 10/13/26 .........           100,000          104,375
    Series 97-D5 A2 7.07% 02/14/41 ..........           150,000          154,359
    Series 97-D5 A3 7.12% 02/14/41 ..........           200,000          204,625
    Series 97-D4 A1A 7.35% 04/14/29 .........            79,937           82,585

--------------------------------------------------------------------------------
                                                    PRINCIPAL       MARKET VALUE
                                                     AMOUNT*          (U.S. $)
                                   ---------------------------------------------
COLLATERALIZED MORTGAGE
    OBLIGATIONS (CONTINUED)
Contitrade Services Home Equity Loan Trust  -
    Series 91-2 A 7.70% 09/15/06 ............          $ 48,583       $   48,555
General Electric Capital Mortgage Services  -
    Series 1998-6 1A6 6.75% 04/25/28 ........           200,000          198,813
LB Commercial Conduit Mortgage Trust  -
    Series 98-C1 6.675% 02/18/08 ............           100,000          100,469
Lehman Large Loan  -
    Series 97-LLI A1 6.79% 06/12/04 .........           147,506          151,239
Nomura Asset Securities  -
    Series 95-MD3 A1A 8.17% 03/04/20 ........            63,579           65,904
Residential Accredit Loans
    Series 96-QS2 A6 7.45% 04/25/23 .........            75,000           75,961
    Series 96-QS3 A13 7.29% 06/25/26 ........            86,853           86,853
    Series 97-QS6 A5 7.50% 06/25/12 .........           206,445          213,372
    Series 97-QS3 A3 7.50% 04/25/27 .........           100,000          100,375
    Series 98-QS9 A3 6.75% 07/25/28 .........           200,000          200,938
Residential Funding Mortgage
    Series 1994-S10 6.50% 03/25/09 ..........           100,000          101,544
    Series 1998-S6 6.75% 03/25/28 ...........           100,000           99,363
                                                                      ----------
Total Collateralized Mortgage Obligations
    (cost $2,166,651) .......................                          2,187,330
                                                                      ----------
MUNICIPAL BONDS - 0.22%
Philadelphia, Pennsylvania Authority For
    Industrial Development Tax Claim Revenue -
    Class A 6.488% 06/15/04 .................            92,929           94,207
                                                                      ----------
Total Municipal Bonds (cost of $92,929) .....                             94,207
                                                                      ----------
U.S. TREASURY OBLIGATIONS - 5.68%
U.S. Treasury Bond 6.125% 11/15/27 ..........           325,000          343,565
U.S. Treasury Note 5.375% 02/15/01 ..........           350,000          349,051
U.S. Treasury Note 5.50% 02/28/03 ...........           750,000          748,170
U.S. Treasury Note 5.50% 05/31/03 ...........           100,000           99,824
U.S. Treasury Note 5.625% 05/15/08 ..........           865,000          873,010
                                                                      ----------
Total U.S. Treasury Obligations
    (cost $2,410,369) .......................                          2,413,620
                                                                      ----------
                                                      NUMBER OF
                                                        SHARES
                                                      ---------
COMMON STOCK - 0.27%
Real Estate - 0.27%
Kilroy Realty ...............................           5,000            113,438
                                                                      ----------
Total Common Stock (cost of $115,000)                                    113,438
                                                                      ----------
PREFERRED STOCKS - 2.75%
TELECOMMUNICATIONS - 2.41%
21st Century Telecommunications .............             985          1,024,161
                                                                      ----------
                                                                       1,024,161
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 0.34%
Pegasus Communications Unit
    pik 12.75% 01/01/07 .....................             250             28,103
                                                           for current income 11

--------------------------------------------------------------------------------
                                                        NUMBER      MARKET VALUE
                                                      OF SHARES        (U.S. $)
                                   ---------------------------------------------
PREFERRED STOCKS (Continued)
CABLE, MEDIA & PUBLISHING (CONTINUED)
Pegasus Communications ......................             1,000      $   115,750
                                                                     -----------

                                                                         143,853
                                                                     -----------
Total Preferred Stocks (cost of $1,060,522) .                          1,168,014
                                                                     -----------
WARRANTS - 0.13%
BANKING, FINANCE & INSURANCE - 0.13%
** 21st Century Telecommunications .........               950           52,250
** American Banknote .......................               300            3,000
                                                                     -----------
Total Warrants (cost of $55,265) ............                             55,250
                                                                     -----------

                                                      PRINCIPAL
                                                       AMOUNT*
                                                     ----------
REPURCHASE AGREEMENTS - 7.03%
With PaineWebber 5.60% 08/03/98
    (dated 07/31/98, collateralized by $1,488,000
    U.S. Treasury Notes 6.125% due 12/31/01,
    market value $1,521,442) ................        $1,491,000        1,491,000
With JP Morgan Securities 5.60% 08/03/98
    (dated 07/31/98, collateralized by $1,513,000
    U.S. Treasury Notes 6.00% due 06/30/99,
    market value $1,527,318) ................         1,496,000        1,496,000
                                                                     -----------
Total Repurchase Agreements
    (cost $2,987,000) .......................                          2,987,000
                                                                     -----------
TOTAL MARKET VALUE OF SECURITIES - 99.23%
    (cost $43,336,780) ......................                         42,182,790
RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES - 0.77% ........................                            330,589
                                                                     -----------
NET ASSETS APPLICABLE TO 7,761,243 SHARES
    ($0.01 PAR VALUE) OUTSTANDING - 100.00% .                        $42,513,379
                                                                     ===========
NET ASSET VALUE - STRATEGIC INCOME FUND A CLASS
    ($17,871,162/ 3,261,140 shares) .........                              $5.48
                                                                           =====
NET ASSET VALUE - STRATEGIC INCOME FUND B CLASS
    ($15,602,067/ 2,849,040 shares) .........                              $5.48
                                                                           =====
NET ASSET VALUE - STRATEGIC INCOME FUND C CLASS
    ($5,276,118/ 962,902 shares) ............                              $5.48
                                                                           =====
NET ASSET VALUE - STRATEGIC INCOME FUND
    INSTITUTIONAL CLASS
    ($3,764,032/688,161 shares) .............                              $5.47
                                                                           =====

COMPONENTS OF NET ASSETS AT JULY 31, 1998:
Common stock, $.01 par value, 200,000,000 shares authorized to the Fund with 100,000,000 shares allocated to Strategic Income Fund A
   Class, 25,000,000 shares allocated to Strategic Income
   Fund B Class, 25,000,000 shares allocated to Strategic Income
   Fund C Class, and 50,000,000 shares allocated to Strategic
   Income Fund Institutional Class ..............................   $43,442,671
Undistributed net investment income*** ..........................        22,120
Accumulated net realized gain on investments ....................       207,164
Net unrealized depreciation of investments and foreign currencies    (1,158,576)
                                                                    -----------
Total net assets ................................................   $42,513,379
                                                                    ===========
----------------------
* Principal amount is stated in the currency in which each bond is denominated.

    A$  - Australian Dollars                           Nz$ - New Zealand Dollars
    Gbp - British Pounds                               Plz - Polish Zloty
    C$  - Canadian Dollars                              Sa - South African Rand
    Grd - Greek Drakma                                  Sk - Swedish Kroner
    Itl - Italian Lira                                   $ - U.S. Dollars
    Mxp - Mexican Peso

 ** Non-income producing securities
*** Undistributed net investment income includes net realized gains
    (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
  + Effective yield 19.24%.

Summary of abbreviations:
      mtg - mortgage
      pik - pay-in-kind
       sr - senior
      sub - subordinated
    unsec - unsecured

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    STRATEGIC INCOME FUND A CLASS
Net asset value A Class (A) .....................................          $5.48
Sales charge (4.75% of offering price or 4.93%, of the
    amount invested per share)(B) ...............................           0.27
                                                                           -----
Offering price ..................................................          $5.75
                                                                           =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

12 for current income

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ....................................        $2,817,565
Dividends ...................................           105,263
Foreign tax withheld ........................            (6,525)     $2,916,303
                                                     ----------
EXPENSES:
Management fees .............................           212,472
Distribution expense ........................           187,478
Dividend disbursing and transfer agent fees
    and expenses ............................            91,542
Registration fees ...........................            64,152
Amortization of organization expenses .......            33,186
Professional fees ...........................            29,156
Accounting and Administration fees ..........            16,780
Reports and statements to shareholders ......            13,901
Taxes (other than taxes on income) ..........             3,162
Directors' fees .............................             3,014
Custodian fees ..............................             2,271
Other .......................................            12,920
                                                     ----------
                                                        670,034
Less expenses absorbed by Delaware
    Management Company ......................          (238,239)        431,795
                                                     ----------      ----------
NET INVESTMENT INCOME .......................                         2,484,508
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
    Investment transactions .................                           520,175
    Foreign currencies ......................                             1,108
                                                                     ----------
    Net realized gain .......................                           521,283
Net change in unrealized appreciation/depreciation
    of investments and foreign currencies ...                        (1,290,402)
                                                                     ----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCIES ......                          (769,119)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................                        $1,715,389
                                                                     ==========
                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    YEAR ENDED        10/01/96*
                                                      7/31/98        TO 7/31/97
                                -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .......................        $2,484,508      $  852,824
Net realized gain on investments
    and foreign currencies ..................           521,283         309,154
Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies ......................        (1,290,402)        131,826
                                                    -----------     -----------
Net increase in net assets
    resulting from operations ...............         1,715,389       1,293,804
                                                    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
    Strategic Income Fund A Class ...........        (1,072,908)       (372,603)
    Strategic Income Fund B Class ...........          (836,538)       (225,684)
    Strategic Income Fund C Class ...........          (261,064)        (55,686)
    Strategic Income Fund Institutional Class          (292,986)       (200,724)
Net realized gain on investment transactions:
    Strategic Income Fund A Class ...........          (260,060)             --
    Strategic Income Fund B Class ...........          (218,690)             --
    Strategic Income Fund C Class ...........           (67,987)             --
    Strategic Income Fund Institutional Class           (73,555)             --
                                                    -----------     -----------
                                                     (3,083,788)       (854,697)
                                                    -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    Strategic Income Fund A Class ...........        11,710,278       9,997,064
    Strategic Income Fund B Class ...........        10,936,630       7,087,454
    Strategic Income Fund C Class ...........         4,184,459       2,029,588
    Strategic Income Fund Institutional Class           160,252       3,112,438
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on investment transactions:
    Strategic Income Fund A Class ...........           937,123         250,324
    Strategic Income Fund B Class ...........           652,466         129,461
    Strategic Income Fund C Class ...........           158,936          23,810
    Strategic Income Fund Institutional Class           365,597         194,119
                                                    -----------     -----------
                                                     29,105,741      22,824,258
                                                    -----------     -----------
Cost of shares repurchased:
    Strategic Income Fund A Class ...........        (3,355,061)     (1,269,709)
    Strategic Income Fund B Class ...........        (2,362,012)       (464,293)
    Strategic Income Fund C Class ...........          (859,105)       (142,624)
    Strategic Income Fund Institutional Class           (18,853)        (15,671)
                                                    -----------     -----------
                                                     (6,595,031)     (1,892,297)
                                                    -----------     -----------
Increase in net assets derived from capital
    share transactions ......................        22,510,710      20,931,961
                                                    -----------     -----------
NET INCREASE IN NET ASSETS ..................        21,142,311      21,371,068

NET ASSETS:
Beginning of period .........................        21,371,068              --
                                                    -----------     -----------
End of period ...............................       $42,513,379     $21,371,068
                                                    ===========     ===========
----------------------
* Date of commencement of operations.

                             See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC -
STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          STRATEGIC      STRATEGIC      STRATEGIC       STRATEGIC
                                                                            INCOME        INCOME         INCOME          INCOME
                                                                             FUND          FUND           FUND            FUND
                                                                            A CLASS       A CLASS        B CLASS         B CLASS
                                                                          --------------------------    --------------------------
                                                                             YEAR         10/1/96(1)       YEAR          10/1/96(1)
                                                                             ENDED           TO           ENDED             TO
                                                                            7/31/98        7/31/97        7/31/98         7/31/97
Net asset value, beginning of period ................................       $5.700         $5.500          $5.700          $5.500

Income from investment operations:
    Net investment income(2) ........................................        0.444          0.337           0.402           0.308
    Net realized and unrealized gain (loss) from investments and
      foreign currencies ............................................       (0.104)         0.204          (0.100)          0.203
                                                                            ------         ------          ------          ------
    Total from investment operations. ...............................        0.340          0.541           0.302           0.511
                                                                            ------         ------          ------          ------

Less dividends and distributions:
    Dividends from net investment income ............................       (0.440)        (0.341)         (0.402)         (0.311)
    Distributions from net realized gain on investment transactions .       (0.120)          none          (0.120)           none
                                                                            ------         ------          ------          ------
    Total dividends and distributions ...............................       (0.560)        (0.341)         (0.522)         (0.311)
                                                                            ------         ------          ------          ------
Net asset value, end of period ......................................       $5.480         $5.700          $5.480          $5.700
                                                                            ======         ======          ======          ======

Total return(3) .....................................................        6.23%         10.11%           5.32%           9.53%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................      $17,871         $9,144         $15,602          $6,878
    Ratio of expenses to average net assets .........................        1.00%          1.00%           1.75%           1.75%
    Ratio of expenses to average net assets prior to
      expense limitation ............................................        1.73%          2.12%           2.48%           2.87%
    Ratio of net investment income to average net assets ............        7.93%          7.76%           7.18%           7.01%
    Ratio of net investment income to average net assets prior
      to expense limitation .........................................        7.20%          6.64%           6.45%           5.89%
    Portfolio turnover ..............................................         175%           183%            175%            183%



                                                                          STRATEGIC      STRATEGIC       STRATEGIC       STRATEGIC
                                                                           INCOME         INCOME       INCOME FUND      INCOME FUND
                                                                            FUND           FUND        INSTITUTIONAL   INSTITUTIONAL
                                                                           C CLASS        C CLASS          CLASS           CLASS
                                                                          -------------------------    -----------------------------
                                                                             YEAR         10/1/96(1)        YEAR         10/1/96(1)
                                                                            ENDED            TO            ENDED             TO
                                                                            7/31/98        7/31/97        7/31/98         7/31/97
Net asset value, beginning of period ................................       $5.700          $5.500          $5.700          $5.500

Income from investment operations:
    Net investment income(2) ........................................        0.402           0.313           0.458           0.367
    Net realized and unrealized gain (loss) from investments and
      foreign currencies ............................................       (0.100)          0.198          (0.111)          0.187
                                                                            ------          ------          ------          ------
    Total from investment operations. ...............................        0.302           0.511           0.347           0.554
                                                                            ------          ------          ------          ------

Less dividends and distributions:
    Dividends from net investment income ............................       (0.402)         (0.311)         (0.457)         (0.354)
    Distributions from net realized gain on investment transactions .       (0.120)           none          (0.120)           none
                                                                            ------          ------          ------          ------
    Total dividends and distributions ...............................       (0.522)         (0.311)         (0.577)         (0.354)
                                                                            ------          ------          ------          ------
Net asset value, end of period ......................................       $5.480          $5.700          $5.470          $5.700
                                                                            ======          ======          ======          ======

Total return(3) .....................................................        5.31%           9.53%           6.36%          10.36%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) .........................       $5,276          $1,944          $3,764          $3,405
    Ratio of expenses to average net assets .........................        1.75%           1.75%           0.75%           0.75%
    Ratio of expenses to average net assets prior to
      expense limitation ............................................        2.48%           2.87%           1.48%           1.87%
    Ratio of net investment income to average net assets ............        7.18%           7.01%           8.18%           7.90%
    Ratio of net investment income to average net assets prior
      to expense limitation .........................................        6.45%           5.89%           7.45%           6.78%
    Portfolio turnover ..............................................         175%            183%            175%            183%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total returns have not been annualized.
(2) Per share information for the year ended July 31, 1998 was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 0.50%-1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 24 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and 1% for C Class.

                             See accompanying notes

14 for current income

DELAWARE GROUP INCOME FUNDS, INC -
STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998
--------------------------------------------------------------------------------

Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Strategic Income Fund A Class carries a front-end sales charge of 4.75%. The Strategic Income Fund B Class carries a back-end deferred sales charge. The Strategic Income Fund C Class carries a level load deferred sales charge and Strategic Income Fund Institutional Class has no sales charge.

The objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of daily net assets, 0.625% on the next $500 million and 0.60% on the daily net assets in excess of $1 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL) with respect to the management of the investments in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.75% of average daily net assets of the Fund through December 31, 1999. Total expenses absorbed by DMC for the period ended July 31, 1998, were $238,239.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the year ended July 31, 1998, the Fund expensed $91,542 for dividend disbursing and transfer agent services and $12,734 for accounting services. At July 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $82,869.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended July 31, 1998, DDLP earned $30,551 for commissions on sales of the Fund A Class shares. At July 31, 1998, the Fund had a liability to DDLP for distribution fees and other expenses payable of $142,118.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                           for current income 15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. Investments
For the year ended July 31, 1998, the Fund made purchases of $58,104,728 and sales of $39,898,804 of investment securities other than U.S. government securities and temporary cash investments. For the year ended July 31,1998, the Fund made purchases of $14,921,804 and sales of $13,781,108 of U.S. government securities.

At July 31, 1998, the aggregate cost of securities for federal income tax purposes was $43,337,266.

At July 31, 1998, net unrealized depreciation for federal income tax purposes aggregated $1,154,476 of which $480,554 related to unrealized appreciation of securities and $1,635,030 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            YEAR      10/01/96*
                                                            ENDED         TO
                                                          7/31/98      7/31/97
                                                          -------      -------
Shares sold:
    Strategic Income Fund A Class ....................   2,090,197    1,786,116
    Strategic Income Fund B Class ....................   1,948,372    1,266,123
    Strategic Income Fund C Class ....................     746,554      361,988
    Strategic Income Fund Institutional Class ........      28,625      565,743

Shares issued upon reinvestment of dividends
    from net investment income and net realized
    gain on investments:
    Strategic Income Fund A Class ....................     167,315       44,619
    Strategic Income Fund B Class ....................     116,603       23,076
    Strategic Income Fund C Class ....................      28,415        4,239
    Strategic Income Fund Institutional Class ........      65,280       34,615
                                                         ---------    ---------
                                                         5,191,361    4,086,519
                                                         ---------    ---------
Shares repurchased:
    Strategic Income Fund A Class ....................    (600,061)    (227,046)
    Strategic Income Fund B Class ....................    (422,357)     (82,777)
    Strategic Income Fund C Class ....................    (152,911)     (25,383)
    Strategic Income Fund Institutional Class ........      (3,338)      (2,764)
                                                         ---------    ---------
                                                        (1,178,667)    (337,970)
                                                         ---------    ---------
Net Increase .........................................   4,012,694    3,748,549
                                                         =========    =========
----------------------
* Date of commencement of operations.

5. Lines of Credit
The Fund has a committed line of credit for $1,600,000. No amount was outstanding at July 31, 1998, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency contracts were outstanding at July 31, 1998.

7. Market and Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Securities Lending
During the year ended July 31, 1998, the Fund participated in securities lending. Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. No securities were on loan as of July 31, 1998.

16 for current income

DELAWARE GROUP INCOME FUNDS, INC -
STRATEGIC INCOME FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP INCOME FUNDS, INC. - STRATEGIC INCOME FUND

We have audited the accompanying statement of net assets of Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") as of July 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Income Funds, Inc. - Strategic Income Fund at July 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young

Philadelphia, Pennsylvania
September 4, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF STRATEGIC INCOME FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Strategic Income Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund.
You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[photo of globes]
 directors
& officers
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(Photo of Globe)

This report must be preceded or accompanied by a current Strategic Income Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

Printed in the USA
on recycled paper

(1018)
AR-125[7/98]TKO9/98